SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 1998

                      Access Solutions International, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            0-28920                                       05-0426298
   (Commission File Number)                   (IRS Employer Identification No.)

                                 (401) 295-2691
              (Registrant's Telephone Number, Including Area Code)

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Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of business acquired.
         Not applicable
(b)      Pro forma financial information.
         Not applicable
(c)      Exhibits


Exhibit Number      Exhibit Title

     16.2           Letter from Price Waterhouse LLP to Registrant dated
                    June 23, 1998

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                                    SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     Access Solutions International, Inc.
                                     Registrant



                                     By  /s/ Denis L. Marchand
                                       -------------------------------------
                                       Denis L. Marchand
                                       Vice President Finance and Administration
                                       and Chief Accounting Officer
Dated:   June 24, 1998